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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Norton McNaughton, Inc. of our report dated April 16, 1997, relating to the financial statements of Miss Erika, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                              /s/ PricewaterhouseCoopers LLP

New York, New York
August 5, 1998